SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2003

MOOG INC.
 (Exact name of registrant as specified in its charter)

New York	1-5129	16-0757636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

East Aurora, New York		14052-0018
(Address of principal executive offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code: (716) 652-2000

N/A
 (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

On August 14, 2003, Moog Inc. issued a press release announcing that it has entered into an agreement to acquire the assets of the Poly-Scientific Division of Litton Industries, a subsidiary of Northrop Grumman. A copy of the press release is included as exhibit 99.1 of this report.

Item 7. Financial Statements and Exhibits.

(c)         Exhibits.

                99.1         Press release dated August 14, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOOG INC.
Dated: August 14, 2003	By:	/s/ Donald R. Fishback
	Name:	Donald R. Fishback
Controller

EXHIBIT INDEX

Exhibit                 Description

99.1                    Press release dated August 14, 2003